UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021 (September 22, 2021)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 763-0169

Fusion Acquisition Corp.

375 Park Avenue, Suite 2607

New York, New York 10152

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Warrants to purchase common stock	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 22, 2021 (the “Closing Date”), MoneyLion Inc., a Delaware corporation, formerly known as Fusion Acquisition Corp. (prior to the Effective Time (as defined below), “Fusion” and after the Effective Time, “New MoneyLion”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Agreement and Plan of Merger, dated as of February 11, 2021 and amended on June 28, 2021 and September 4, 2021 (the “Merger Agreement”), by and among Fusion, ML Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Fusion (“Merger Sub”), and MoneyLion Technologies Inc., formerly known as MoneyLion Inc. (“MoneyLion”), a Delaware corporation.

Pursuant to the terms of the Merger Agreement, immediately upon the completion of the Business Combination and the other transactions contemplated by the Merger Agreement (the “Closing”), each of the following transactions occurred in the following order: (i) Merger Sub merged with and into MoneyLion, with MoneyLion surviving the merger as a wholly owned subsidiary of Fusion (the “Merger”); (ii) MoneyLion changed its name to “MoneyLion Technologies Inc.”; and (iii) Fusion changed its name to “MoneyLion Inc.”

As previously announced, on February 11, 2021, concurrently with the execution of the Merger Agreement, Fusion entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to which, among other things, Fusion agreed to issue and sell in private placements an aggregate of 25,000,000 shares (“PIPE Shares”) of Fusion Class A common stock, par value $0.0001 per share (“New MoneyLion Common Stock”), to the PIPE Investors for $10.00 per share, for an aggregate commitment amount of $250,000,000 (the “PIPE Financing”). Pursuant to the Subscription Agreements, Fusion gave certain re-sale registration rights to the PIPE Investors with respect to the PIPE Shares. The PIPE Financing was consummated substantially concurrently with the Closing.

Additional information regarding the Merger Agreement and Subscription Agreements is described in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2021 (as amended, the “Proxy Statement/Prospectus”) in the sections titled “The Business Combination Proposal,” “The Merger Agreement” and “Ancillary Agreements Related to the Business Combination —Subscription Agreements,” which are incorporated by reference herein. The foregoing description of the Merger Agreement and the Subscription Agreements is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement (including the first and second amendments to the Merger Agreement) and the form of Subscription Agreement, attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 10.1, respectively, each of which is incorporated herein by reference.

Unless the context otherwise requires, “we,” “us,” “our,” “New MoneyLion” and the “Company” refer to the post-combination Fusion Acquisition Corp., a Delaware corporation, and its consolidated subsidiaries. All references to the “Board” herein refer to the board of directors of the post-combination New MoneyLion. References to “Fusion” herein refer to Fusion prior to the Business Combination and its change of name to MoneyLion Inc. References to “MoneyLion” refer to MoneyLion prior to the Business Combination and its change of name to MoneyLion Technologies Inc.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On the Closing Date, pursuant to the terms of the Merger Agreement, New MoneyLion, the Sponsor (as defined below), certain New MoneyLion stockholders and certain of their respective affiliates entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, New MoneyLion will register for resale under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New MoneyLion Common Stock and other equity securities of New MoneyLion that are held by the parties thereto from time to time.

A more complete description of the Registration Rights Agreement is included in the Proxy Statement/Prospectus section titled “Ancillary Agreements Related to the Business Combination—Registration Rights Agreement,” which information is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a form of which is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, New MoneyLion entered into indemnification agreements with its directors, executive officers and other employees as determined by the Board. Each such indemnification agreement provides for indemnification and advancements by New MoneyLion of certain expenses and costs relating to claims resulting from his or her involvement as a director, officer, employee or agent of New MoneyLion or from his or her service at the request of New MoneyLion as a director, officer, employee or agent for another entity.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, a form of which is attached hereto as Exhibit 3.4 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 21, 2021, Fusion held a Special Meeting (the “Special Meeting”) at which the Fusion stockholders considered and adopted, among other matters, the Merger Agreement and the transactions contemplated therein (the “Transactions”). On September 22, 2021, the parties to the Merger Agreement consummated the Transactions.

Immediately prior to the time of filing of a certificate of merger with the Secretary of State of the State of Delaware upon consummation of the Merger (the “Effective Time”), all issued and outstanding shares of MoneyLion preferred stock (the “MoneyLion Preferred Stock”) converted into shares of MoneyLion common stock (the “MoneyLion Common Stock”), par value $0.0001 per share (the “Conversion”), in accordance with MoneyLion’s amended and restated certificate of incorporation. At the Effective Time:

●	all outstanding warrants to purchase shares of MoneyLion Preferred Stock or MoneyLion Common Stock (“MoneyLion Warrants”) were either exercised and ultimately converted into shares of MoneyLion Common Stock or terminated;

●	10,202,163 outstanding shares of MoneyLion Common Stock (which includes the shares of MoneyLion Common Stock issued to former holders of MoneyLion Warrants) were cancelled in exchange for the right to receive 184,285,695 shares of New MoneyLion Common Stock;

●	3,394,660 outstanding and unexercised options to purchase shares of MoneyLion Common Stock (“MoneyLion Options”) converted into options to acquire 38,732,676 shares of New MoneyLion Common Stock, of which 18,861,298 options are vested and 19,871,378 options are unvested; and

●	each holder of an outstanding share of MoneyLion Common Stock (following the Conversion) and/or MoneyLion Options (each such holder, an “Earnout Participant”) also received the right to receive the applicable pro rata portion of New MoneyLion Common Stock (the “Earnout Shares”) with respect to each share of New MoneyLion Common Stock or option exercisable for shares of New MoneyLion Common Stock, contingent upon New MoneyLion Common Stock reaching certain price milestones.

A maximum of 17,500,000 Earnout Shares are contingently payable as follows:

●	First Share Price Milestone. If after the Closing Date, but before the fifth anniversary of the Closing Date, the closing share price of New MoneyLion Common Stock is equal to or greater than $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period beginning on or after the Closing Date, New MoneyLion will issue to each Earnout Participant its pro rata portion of 7,500,000 Earnout Shares.

●	Second Share Price Milestone. If after the Closing Date, but before the fifth anniversary of the Closing Date, the closing share price of New MoneyLion Common Stock equals or exceeds $16.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period beginning on or after the Closing Date, New MoneyLion will issue to each Earnout Participant its pro rata portion of 10,000,000 Earnout Shares.

In connection with the Closing, holders of 25,887,987 shares of Fusion’s Class A common stock sold in its initial public offering (the “public shares”) exercised their right to have such shares redeemed for a pro rata portion of the proceeds from Fusion’s initial public offering held in the Trust Account (as defined in the Proxy Statement/Prospectus) plus interest, calculated as of two business days prior to the consummation of the business combination, or approximately $10.00 per share and approximately $258,895,892 million in the aggregate (the “Redemptions”). The consummation of the Transactions resulted in approximately $341,237,366 in gross cash proceeds to New MoneyLion, approximately $50,688,543 of which was used to pay transaction-related expenses and for the paydown of existing MoneyLion debt obligations. Following the Redemptions and the issuance of PIPE Shares in connection with the PIPE Financing, 42,862,013 public shares remained outstanding (consisting of 25,000,000 shares held by PIPE Investors, 8,750,000 shares held by the Sponsor and 9,112,013 shares held by Fusion public stockholders).

The Merger Agreement provides that MoneyLion’s obligation to consummate the transactions contemplated by the Merger Agreement (but not Fusion’s) was conditioned on, among other things, a requirement that the funds contained in the Trust Account as of the Closing Date (the “Available New MoneyLion Cash”), after all amounts required to be paid pursuant to the Redemptions have been paid, together with the proceeds actually received by Fusion upon consummation of the PIPE Financing (as defined in the Proxy Statement/Prospectus) and after giving effect to the payment of all Parent Transaction Costs and Company Transaction Costs (each as defined in the Proxy Statement/Prospectus) must be equal to or exceed $260,000,000 (the “Minimum Required Funds”). On the Closing Date the Available New MoneyLion Cash exceeded the Minimum Required Funds.

As previously announced, on February 11, 2021, concurrently with the execution of the Merger Agreement, Fusion, MoneyLion, Fusion’s directors and officers and the Sponsor entered into the Sponsor Support Agreement, attached hereto as Exhibit 10.2 and which is incorporated herein by reference (the “Sponsor Support Agreement”).

Upon consummation of the Transactions:

●	each outstanding share of Fusion Class B common stock automatically converted into one share of New MoneyLion Common Stock; and

●	outstanding warrants to purchase the common stock of Fusion automatically converted into warrants to purchase shares of New MoneyLion Common Stock.

As of the Closing Date and following the completion of the sale of 25,000,000 shares of New MoneyLion Common Stock in the PIPE Financing, New MoneyLion had the following outstanding securities:

●	227,147,708 shares of New MoneyLion Common Stock;

●	38,732,676 New MoneyLion options, of which options to purchase 18,861,298 shares of New MoneyLion Common Stock are vested and options to purchase 19,871,378 shares of New MoneyLion Common stock are unvested; and

●	17,500,000 public warrants, each exercisable for one share of New MoneyLion Common Stock at a price of $11.50 per share and 8,100,000 private placement warrants, each exercisable for one share of New MoneyLion Common Stock at a price of $11.50 per share.

A more complete description of the material terms and conditions of the Merger Agreement is set forth in the Proxy Statement/Prospectus sections titled “The Business Combination Proposal” and “The Merger Agreement,” which are incorporated herein by reference. The disclosure set forth in the “Introductory Note” above of this Current Report on Form 8-K (this “Report”) and Exhibits 2.1, 2.2 and 2.3 attached hereto are also incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Forward-Looking Statements

This Report, and some of the information incorporated by reference herein, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of New MoneyLion. These statements are based on the beliefs and assumptions of the management of New MoneyLion. Although New MoneyLion believes that the respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, New MoneyLion cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, New MoneyLion’s management. Forward-looking statements contained in this Report, or the information incorporated by reference herein, include, but are not limited to, statements about the ability of New MoneyLion to:

●	realize the benefits expected from the Business Combination;

●	maintain the listing of New MoneyLion’s Class A common stock on NYSE following the Business Combination;

●	New MoneyLion’s ability to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;

●	New MoneyLion’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

●	factors relating to the business, operations and financial performance of New MoneyLion, including:

●	New MoneyLion’s ability to comply with laws and regulations applicable to its business; and

●	market conditions and global and economic factors beyond New MoneyLion’s control;

●	intense competition and competitive pressures from other companies worldwide in the industries in which the combined company will operate; and

●	litigation and the ability to adequately protect New MoneyLion’s intellectual property rights.

Various factors that could cause actual results to differ from those implied by the forward-looking statements in this Report or in the information incorporated by reference herein are more fully described in the Proxy Statement/Prospectus under the heading “Risk Factors.” The risks described under the heading “Risk Factors” are not exhaustive. Other sections of the Proxy Statement/Prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of New MoneyLion. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can New MoneyLion assess the impact of all such risk factors on the business of New MoneyLion, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to New MoneyLion or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. New MoneyLion undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of New MoneyLion is described in the Proxy Statement/Prospectus in the sections titled “Information About the Parties to the Business Combination,” “Business of MoneyLion” and “Other Information Related to Fusion,” which information is incorporated herein by reference.

Risk Factors

The risks associated with New MoneyLion’s business and operations are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of MoneyLion, Fusion and the post-combination New MoneyLion. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Unaudited Pro Forma Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Fusion” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MoneyLion,” which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Fusion” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MoneyLion,” which are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MoneyLion—Quantitative and Qualitative Disclosures about Market Risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Fusion—Quantitative and Qualitative Disclosures about Market Risk,” which are incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Other Information Related to Fusion —Properties,” which is incorporated herein by reference.

Redemption

Following the Closing, the New MoneyLion board approved the redemptions of shares of New MoneyLion Common Stock held by executive officers, including Diwakar (Dee) Choubey, Richard (Rick) Correia, Chee Mun Foong, Timmie Hong, Samantha Roady and Adam VanWagner for $10.00 per share of New MoneyLion Common Stock. New MoneyLion redeemed 970,000 shares of New MoneyLion Common Stock from Diwakar (Dee) Choubey, 566,668 shares of New MoneyLion Common Stock from Richard (Rick) Correia, 208,994 shares of New MoneyLion Common Stock from Chee Mun Foong, 208,334 shares of New MoneyLion Common Stock from Timmie Hong, 117,587 shares of New MoneyLion Common Stock from Samantha Roady and 79,379 shares of New MoneyLion Common Stock from Adam VanWagner.

Beneficial Ownership of Securities

The following table sets forth information known to New MoneyLion regarding the beneficial ownership of New MoneyLion Common Stock as of the Closing Date by:

●	each person known to New MoneyLion to be the beneficial owner of more than 5% of New MoneyLion Common Stock;

●	each of New MoneyLion’s named executive officers and directors; and

●	all executive officers and directors of New MoneyLion as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of New MoneyLion Common Stock is based on 227,147,708 shares of New MoneyLion Common Stock issued and outstanding immediately following consummation of the Transactions.

Unless otherwise indicated, New MoneyLion believes that each person named in the table below has sole voting and investment power with respect to all shares of New MoneyLion Class A Common Stock beneficially owned by them.

	Number of shares of New MoneyLion Class A common stock	% of Total Voting Power(7)
Directors and Executive Officers of New MoneyLion(7)
Diwakar (Dee) Choubey(1)(2)	21,369,181	9.4%
Richard (Rick) Correia(1)	4,860,677	2.1%
Samantha Roady(1)	2,011,562	*
Timmie (Tim) Hong(1)	2,379,557	1.0%
Chee Mun Foong(1)	2,889,823	1.3%
Ambassador (Ret) Dwight L. Bush(1)	—	—
Adam VanWagner(1)	67,486	—
John Chrystal(1)	262,049	—
Gregory DePetris(1)	596,275	*
Chris Sugden(1)	—	—
Jeffrey Gary	—	—
Annette Nazareth(1)	—	—
Matt Derella(1)	—	—
Michael Paull(1)	—	—
Lisa Gersh(1)	—	—
All Directors and Executive Officers of New MoneyLion as a Group (fifteen individuals)	34,436,610	15.2%
Five Percent Holders:
Rohit D’Souza(1)(3)	24,587,275	10.8%
Fintech Collective(4)	18,735,926	8.2%
Edison Partners(5)	32,625,157	14.4%
Greenspring(6)	23,371,457	10.3%

*	Less than one percent.
(1)	The business address of each of these stockholders is c/o MoneyLion Inc., 30 West 21st Street, 9th Floor, New York, NY 10010.
(2)	Includes (i) 88,175 shares and 398,955 options exercisable into shares held by Mr. Choubey’s spouse and (ii) 3,363,598 shares held in trusts, the beneficiaries of which are members of Mr. Choubey’s family. Mr. Choubey disclaims beneficial ownership of all shares held of record by such trusts.
(3)	Includes 21,300,039 shares indirectly beneficially owned through RDS MoneyLion Holdings I, LLC, 1,582,433 shares indirectly beneficially owned through Bear Creek Ventures, LLC and 1,704,803 shares indirectly beneficially owned through Telluride Capital Ventures, LLC.

(4)	FinTech Collective, LLC (“Fintech Collective”) holds shares in MoneyLion through FinTech Collective II-AV LLC, FinTech Collective SL1 LLC, FinTech Collective SL2 LLC, FinTech Collective SL3 LLC, FinTech Collective SL4 LLC, and FinTech Collective W2 LLC. FinTech Collective, LLC is the sole manager of FinTech Collective Management LLC, which in turn manages the above-mentioned shareholders of MoneyLion. The business address is 200 Park Avenue South, Suite 1611, New York NY 10003.
(5)	Edison Partners VIII, L.P. (“Edison Partners”), a Delaware limited partnership, is a registered holder of shares in MoneyLion Inc. Edison VIII GP LLC, a Delaware limited liability company, is the general partner of Edison Partners VIII, L.P. Christopher S. Sugden is the Managing Member of the general partner. The business address of Edison Partners and its general partner is: Edison Partners, 281 Witherspoon Street, Suite 300, Princeton, NJ 08540.
(6)	Greenspring Associates, LLC (“Greenspring”) is the investment manager of several direct shareholders of MoneyLion, including AU Special Investments II, L.P., Greenspring Global Partners VIII-A, L.P., Greenspring Global Partners VIII-C, L.P., Greenspring Opportunities IV, L.P., and Greenspring SK Special, L.P. (collectively, the “Greenspring Funds”). Greenspring has voting and dispositive power over the shares held by the Greenspring Funds pursuant to each Greenspring Fund’s limited partnership agreement and certain investment management agreements to which Greenspring and such Greenspring Funds are parties. The address for Greenspring is 100 Painters Mill Road, Suite 700, Owings Mills, MD 21117.
(7)	The number of shares of New MoneyLion Class A common stock and the percentages of Total Voting Power do not reflect the redemptions approved by the New MoneyLion board following closing with respect to the shares of New MoneyLion Common Stock held by executive officers, including Diwakar (Dee) Choubey, Richard (Rick) Correia, Chee Mun Foong, Timmie Hong, Samantha Roady and Adam VanWagner, as further described in the subsection titled “Redemptions” of this Report.

Directors and Executive Officers

The following persons constitute the Board, effective upon the Closing: John Chrystal, Annette Nazareth, Chris Sugden, Diwakar (Dee) Choubey, Ambassador (Ret) Dwight L. Bush, Gregory DePetris, Jeffrey Gary, Lisa Gersh, Matt Derella and Michael Paull. Information with respect to New MoneyLion’s directors, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section titled “New MoneyLion Management After the Business Combination,” which information is incorporated herein by reference.

The Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. New MoneyLion’s directors will be divided among the three classes as follows:

(1)	New MoneyLion’s Class I directors will be Gregory DePetris, Chris Sugden and Jeffrey Gary, and their terms will expire at the first annual meeting of stockholders to be held following the consummation of the Business Combination.

(2)	New MoneyLion’s Class II directors will be John Chrystal, Lisa Gersh and Dwight L. Bush, and their terms will expire at the second annual meeting of stockholders to be held following the consummation of the Business Combination.

(3)	New MoneyLion’s Class III directors will be Diwakar (Dee) Choubey, Annette Nazareth, Michael Paull and Matt Derella, and their terms will expire at the third annual meeting of stockholders to be held following the consummation of the Business Combination.

In connection with the consummation of the Business Combination, the following individuals were appointed to serve as New MoneyLion’s executive officers: Diwakar (Dee) Choubey was appointed to serve as Chief Executive Officer and President, Richard (Rick) Correia was appointed to serve as Chief Financial Officer and Treasurer, Samantha Roady was appointed to serve as Chief Operating Officer, Timmie (Tim) Hong was appointed to serve as Chief Product Officer, Chee Mun Foong was appointed to serve as Chief Technology Officer, and Adam VanWagner was appointed to serve as General Counsel and Secretary. Information with respect to New MoneyLion’s executive officers, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section titled “New MoneyLion Management After the Business Combination,” which information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “New MoneyLion Management After the Business Combination—Board Committees,” which information is incorporated herein by reference. However, Michael Paull has not yet been appointed to the committees of the Board.

Independence of our Board of Directors

Information with respect to the independence of the directors of New MoneyLion is set forth in the Proxy Statement/Prospectus in the section titled “New MoneyLion Management After the Business Combination—Board Structure and Compensation of Directors,” which information is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of New MoneyLion is set forth in the Proxy Statement/Prospectus in the section titled “MoneyLion’s Executive and Director Compensation,” which information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers is set forth in the Proxy Statement/Prospectus in the section titled “MoneyLion’s Executive and Director Compensation,” which information is incorporated herein by reference. The full text of MoneyLion’s employment agreements with its named executive officers (the “Employment Agreements”) are included as Exhibits 10.5 and 10.6 to this Report and are incorporated herein by reference.

Following the Closing of the Business Combination, New MoneyLion intends to enter into new employment agreements with Messrs. Choubey and Correia that will provide for substantially the terms set forth in the Proxy Statement/Prospectus in the section titled “MoneyLion’s Executive and Director Compensation,” which information is incorporated herein by reference.

Omnibus Incentive Plan and 2021 Employee Stock Purchase Plan

At the Special Meeting, Fusion stockholders approved the Omnibus Incentive Plan (the “Incentive Plan”) and the 2021 Employee Stock Purchase Plan (the “ESPP”). Copies of the full text of the Incentive Plan and ESPP are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

Omnibus Incentive Plan

The purpose of the Incentive Plan is to enable New MoneyLion to offer its employees, directors and other individual service providers long-term equity-based incentives, thereby attracting and retaining and rewarding such individuals, and strengthening the mutuality of interests between such individuals and New MoneyLion shareholders. Awards under the Incentive Plan may include one or more of the following types: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights, or SARs, (iii) restricted stock awards, (iv) restricted stock unit awards, or RSUs, (v) performance awards, (vi) other cash-based awards and (vii) other stock-based awards. The material features of the Incentive Plan are described in the Proxy Statement/Prospectus in the section title “The Incentive Plan Proposal” and such description is incorporated herein by reference.

The Incentive Plan permits the Company to deliver up to 56,697,934 shares of New MoneyLion Common Stock pursuant to awards issued under the Incentive Plan, including 17,712,158 shares of New MoneyLion Common Stock and up to 38,985,776 shares of New MoneyLion Common Stock subject to outstanding prior awards. The number of shares of New MoneyLion Common Stock reserved for issuance under the Incentive Plan will automatically increase on the first day of each fiscal year, beginning on January 1, 2022, by the lesser of (i) 2% of the total number of outstanding shares of New MoneyLion Common Stock on December 31st of the immediately preceding calendar year and (ii) such smaller number of shares of New MoneyLion Common Stock as determined by the Board.

Employee Stock Purchase Plan

The purpose of the ESPP is to provide a means by which New MoneyLion employees may be given an opportunity to purchase shares of New MoneyLion Common Stock, to assist in retaining the services of new employees and to provide incentives for such persons to exert maximum efforts for New MoneyLion’s success. The material features of the ESPP are described in the Proxy Statement/Prospectus in the section title “The ESPP Proposal” and such description is incorporated herein by reference.

The ESPP permits New MoneyLion to deliver up to 3,936,035 shares of New MoneyLion Common Stock pursuant to awards issued under the ESPP. The number of shares of New MoneyLion Common Stock reserved for issuance under the ESPP will automatically increase on the first day of each calendar year, commencing on January 1, 2022 through December 31, 2031, by the least of (i) 3,936,035 shares of New MoneyLion Common Stock, (ii) 1.5% of the total number of shares of New MoneyLion Common Stock outstanding on December 31 of the immediately preceding calendar year and (iii) such other number of shares of New MoneyLion Common Stock as determined by the Board.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1: The Business Combination Proposal—Interests of Fusion’s Directors and Officers in the Business Combination” and “Certain Relationships and Related Person Transactions,” which information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Other Information Related to Fusion—Legal Proceedings” and “Business of New MoneyLion—Legal and Regulatory Proceedings,” which information is incorporated herein by reference.

Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters

New MoneyLion Class A Common Stock and public warrants began trading on the NYSE under the symbol “ML” and “ML WS,” respectively, on September 23, 2021, subject to ongoing review of New MoneyLion’s satisfaction of all listing criteria post-Business Combination.

New MoneyLion has not paid any cash dividends on its common stock to date. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, New MoneyLion’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant. Further, the ability of New MoneyLion to declare dividends may be limited by the terms of financing or other agreements entered into by New MoneyLion or its subsidiaries from time to time.

Reference is made to the section of the Proxy Statement/Prospectus titled “Market Price, Ticker Symbol and Dividend Information,” which is incorporated herein by reference.

Recent Sales of Unregistered Securities

The disclosure set forth in this Report in the section titled “Introductory Note” and in Item 3.02 is incorporated herein by reference.

Description of Company’s Securities

The description of New MoneyLion securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New MoneyLion Securities,” which information is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Report concerning New MoneyLion’s entry into indemnification agreements is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in this Report in the section titled “Introductory Note” is incorporated herein by reference. The shares issued in the PIPE Financing in connection with the Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, Fusion changed its name to MoneyLion Inc. and adopted an amended and restated certificate of incorporation and amended and restated bylaws, effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Comparison of New MoneyLion Stockholder Rights,” “Proposal No. 2: The Charter Proposal” and “Proposal No. 3: The Advisory Charter Proposals,” which are incorporated herein by reference.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), MoneyLion Inc. is the successor issuer to Fusion and has succeeded to the attributes of Fusion as the registrant. In addition, the shares of common stock of MoneyLion Inc., as the successor to Fusion, are deemed to be registered under Section 12(b) of the Exchange Act.

Amended and Restated Certificate of Incorporation

Upon the closing of the Business Combination, Fusion replaced its amended and restated certificate of incorporation with the amended and restated certificate of incorporation of MoneyLion Inc. (the “New MoneyLion Amended and Restated Certificate of Incorporation”). A description of the New MoneyLion Amended and Restated Certificate of Incorporation is contained in the Proxy Statement/Prospectus section titled “Comparison of New MoneyLion Stockholder Rights,” which information is incorporated herein by reference. A copy of the New MoneyLion Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Report and is incorporated herein by reference.

Amended and Restated Bylaws

Upon the closing of the Business Combination, Fusion replaced its amended and restated bylaws with the amended and restated bylaws of MoneyLion Inc. (the “New MoneyLion Amended and Restated Bylaws”). A description of the New MoneyLion Amended and Restated Bylaws is contained in the Proxy Statement/Prospectus section titled “Comparison of New MoneyLion Stockholder Rights,” which information is incorporated herein by reference. A copy of the New MoneyLion Amended and Restated Bylaws is attached hereto as Exhibit 3.2 to this Report and is incorporated herein by reference.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On September 22, 2021, the Board dismissed WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of Fusion prior to the Business Combination, as New MoneyLion’s independent registered public accounting firm.

Withum’s report on the balance sheets of Fusion, New MoneyLion’s legal predecessor, as of December 31, 2020, and the related statements of operations, changes in temporary equity and permanent equity and cash flows for the period ended from March 6, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from March 6, 2020 through December 31, 2020, and the subsequent interim period through September 22, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Fusion’s initial public offering, which resulted in the restatement of Fusion’s financial statements as set forth in Fusion’s Form 10-K/A for the year in the period ended December 31, 2020, as filed with the SEC on May 6, 2021.

New MoneyLion has provided Withum with a copy of the disclosures made by New MoneyLion in response to this Item 4.01 and requested that Withum furnish New MoneyLion with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant set forth above and, if not, stating the respects in which it does not agree. A copy of the letter from Withum, dated September 28, 2021, is attached as Exhibit 16.1 to this Report, and is incorporated herein by reference.

(b) Disclosures regarding the new independent auditor.

On September 22, 2021, the Board approved the engagement of RSM US LLP (“RSM”) as the independent registered public accounting firm of New MoneyLion following the consummation of the Business Combination. RSM served as the independent registered public accounting firm of MoneyLion prior to the Business Combination.

During the period from January 1, 2019 through September 22, 2021, Fusion did not consult RSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Fusion’s financial statements, and no written report or oral advice was provided to Fusion by RSM that RSM concluded was an important factor considered by Fusion in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01. Changes in Control of Registrant.

Reference is made to the Proxy Statement/Prospectus section titled “Proposal No. 1: The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in the “Introductory Note” and Item 2.01 of this Report, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination and the PIPE Financing, (1) Fusion public stockholders owned approximately 4.01% of the outstanding New MoneyLion Common Stock, (2) MoneyLion stockholders owned approximately 81.13% of the outstanding New MoneyLion Common Stock, (3) the Sponsor owned approximately 3.85% of the outstanding New MoneyLion Common Stock and (4) the PIPE Investors owned approximately 11.01% of the outstanding New MoneyLion Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 and Item 2.01 to this Report and in the Proxy Statement/Prospectus in the sections titled “New MoneyLion Management After the Business Combination,” “MoneyLion’s Executive and Director Compensation” and “Certain Relationships and Related Party Transactions” is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth above under Item 3.03 concerning the adoption of the New MoneyLion Amended and Restated Articles of Incorporation and the New MoneyLion Amended and Restated Bylaws. Further reference is made to the sections of the Proxy Statement/Prospectus titled “Comparison of New MoneyLion Stockholder Rights” and “Proposal No. 2: The Charter Proposal,” which is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective September 22, 2021, the Board adopted a new Code of Business Conduct and Ethics (the “Code”). The Code applies to all employees, officers and directors of New MoneyLion, its affiliates and its subsidiaries. The Board adopted the Code to reflect what New MoneyLion considers to be the current best practices and policies for an operating company and to make certain technical, administrative, and non-substantive amendments to the prior Code of Ethics and Business Conduct. The adoption of the Code did not relate to, or result in, any waiver, explicit or implicit, of any provision of any prior code of conduct.

The above description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which attached as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, New MoneyLion ceased to be a shell company upon the closing of the Business Combination. Reference is made to the disclosures in the Proxy Statement/Prospectus sections titled “The Merger Agreement” and “Proposal No. 1: The Business Combination Proposal,” as well as to the information set forth under Item 2.01 in this Report, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of MoneyLion for the six months ended June 30, 2021 and June 30, 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-44 and are incorporated herein by reference.

The consolidated financial statements of MoneyLion for the years ended December 31, 2020 and December 31, 2019, the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-65 and are incorporated herein by reference.

The unaudited financial statements of Fusion for the six months ended June 30, 2021 and June 30, 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-3 and are incorporated herein by reference.

The financial statements of Fusion for the period from March 6, 2020 (inception) through December 31, 2020, the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-19 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information of the consolidated combined financial information of New MoneyLion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
2.1†	Merger Agreement, dated as of February 11, 2021, by and among Fusion Acquisition Corp., ML Merger Sub Inc. and MoneyLion Inc. (incorporated by reference to exhibit 2.1 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
2.2	Amendment No. 1 to Merger Agreement, dated as of June 28, 2021, by and among MoneyLion Inc., Fusion Acquisition Corp. and ML Merger Sub Inc. (incorporated by reference to exhibit 2.2 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
2.3	Amendment No. 2 to Merger Agreement, dated as of September 4, 2021, by and among MoneyLion Inc., Fusion Acquisition Corp. and ML Merger Sub Inc. (incorporated by reference to exhibit 2.1 of Fusion’s Form 8-K (File 333-255936), filed with the SEC on September 8, 2021).
3.1	Form of New MoneyLion Charter (incorporated by reference to exhibit 3.3 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
3.2	Form of New MoneyLion Bylaws (incorporated by reference to exhibit 3.4 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
3.3*	Form of Registration Rights Agreement, dated as of September 22, 2021, by and among MoneyLion Inc., Fusion Sponsor LLC and certain stockholders and affiliates of MoneyLion Inc.
3.4*	Form of Indemnification Agreement.
10.1	Form of Subscription Agreement, dated February 11, 2021, by and between Fusion Acquisition Corp., and the undersigned subscriber party thereto (incorporated by reference to exhibit 10.1 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
10.2	Sponsor Agreement, dated as of February 11, 2021, by and among Fusion Acquisition Corp., Fusion Sponsor LLC, MoneyLion Inc. and the other parties thereto (incorporated by reference to Exhibit 10.2 of Fusion’s Current Report on Form 8-K (File No. 001-39346), filed with the SEC on February 12, 2021).
10.3*	Form of MoneyLion Inc. Incentive Plan (incorporated by reference to exhibit 10.3 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
10.4*	Form of MoneyLion Inc. Employee Stock Purchase Plan (incorporated by reference to exhibit 10.4 of Fusion’s Form S-4 (File 333-255936), filed with the SEC on August 30, 2021).
10.5*	Form of Employment Agreement, dated November 19, 2019 by and between MoneyLion Inc. and Diwakar Choubey.
10.6*	Form of Employment Agreement, dated November 19, 2019 by and between MoneyLion Inc. and Richard Correia.
14.1*	Code of Business Conduct and Ethics of MoneyLion Inc., effective September 22, 2021
16.1*	Letter from WithumSmith+Brown, PC to the SEC, dated September 28, 2021
99.1*	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed	herewith
^	Indicates management contract or compensatory plan.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

By:	/s/ Richard Correia
	Name:	Richard Correia
	Title:	Chief Financial Officer

Date: September 28, 2021